Commitments and Contingencies	9 Months Ended
Dec. 31, 2017
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

15. Commitments and Contingencies

Leases

Capital leases

In the nine months ended December 31, 2017, the Company entered into certain non-cancelable four-year capital leases for computer equipment related to its U.S. data centers for $3.8 million. As of December 31, 2017, future minimum commitments for capital leases were as follows:

Year Ending March 31,	Capital Leases
Remainder of 2018	$536
2019	1,327
2020	1,056
2021	1,056
2022	288
Total minimum lease payments	$4,263
Less: Amount representing interest	(317)
Present value of capital lease obligations	3,946
Less: Current portion	(1,180)
Long-term portion of capital lease obligations	$2,766

Construction financing lease obligation

In February 2017, the Company entered into a lease agreement for a new U.S. headquarters located in a building (the “Building”) under construction at 191 Spring Street, Lexington, Massachusetts (191 Spring Lease).  Under the terms of the 191 Spring Lease, the Company will initially lease approximately 79,145 square feet of office space for 10 years after initial occupancy commencing in January 2018. The Company executed a $1.3 million letter of credit upon signing the 191 Spring Lease. Pursuant to the work agreement entered into in connection with the 191 Spring Lease, the landlord is responsible for all costs associated with Base Building Work as defined under the 191 Spring Lease and will provide an allowance for normal tenant improvements up to an aggregate of $5.5 million.  The Company has the option to extend the 191 Spring Lease for two successive five-year terms.

Beginning in February 2017 and until construction is completed, the Company records certain estimated construction costs incurred and reported to it by the landlord for the Building as an asset and corresponding construction financing lease obligation on the consolidated balance sheets because the Company is deemed to be the owner of the building during the construction period for accounting purposes. Accordingly, the Company has recorded the estimated fair value of the Building as of the date of the 191 Spring Lease and its portion of project construction costs incurred by the landlord as an asset in “Property and equipment, net” and a related financing obligation in “Construction financing lease obligation” on the Company’s condensed consolidated balance sheet. Since the Company’s unit of account is related only to its portion of the Building, the Company determined that it does not have a land lease and has not recorded rent expense attributable to the land. Any incremental costs incurred directly by the Company are also capitalized. In each reporting period, the landlord estimates and reports to the Company construction costs incurred to date for the Building and the Company records its portion using allocation estimates. The Company periodically meets with the landlord and its construction manager to review these estimates and observe construction progress before recording such amounts.

During the Company’s first fiscal quarter of 2018, the Company determined that it should have accounted for the 191 Spring Lease as a build-to-suit lease as of March 31, 2017. The Company evaluated the impact of the error on the prior period consolidated financial statements and determined that the effect was not material to the consolidated financial statements as of and for the year ended March 31, 2017 and recorded the effect of the error in the December 31, 2017 interim condensed consolidated financial statements. The correction of the prior period balance sheet error had no impact on the previously reported results of operations or cash flows for the year ended March 31, 2017.

As of December 31, 2017, Property and equipment, net, includes $36.8 million related to construction costs for the Building. The construction financing lease obligation related to the Building was $36.8 million and was incurred by the landlord only and no cash was paid to the landlord by us related to the Building since lease inception.

Once the landlord completes the construction of the Building, the Company will evaluate the 191 Spring Lease in order to determine whether or not the 191 Spring Lease meets the criteria for “sale-leaseback” treatment. If the 191 Spring Lease meets the “sale-leaseback” criteria, the Company will remove the asset and the related liability from its consolidated balance sheet and treat the 191 Spring Lease as either an operating or a capital lease based on the Company’s assessment of the accounting guidance. If the Company continues to be the deemed owner, the Company will treat the 191 Spring Lease as a financing obligation and will depreciate the asset in accordance with the Company’s accounting policy.

As of December 31, 2017, future minimum commitments under the 191 Spring Lease were as follows:

Year Ending March 31,	191 Spring Lease
Remainder of 2018	$791
2019	3,562
2020	3,562
2021	3,562
2022	3,562
Thereafter	20,774
Total minimum lease payments	$35,813

For the 191 Spring Lease, the table above sets forth the future minimum rental payments that the Company is obligated to pay after taking occupancy including amounts reflected on the consolidated balance sheet under the caption “Construction financing lease obligation.” The Company expects these rental payments to commence upon completion of the Building, which is expected in January 2018.

Litigation

The Company, from time to time, may be party to litigation arising in the ordinary course of its business. The Company was not subject to any material legal proceedings during the three and nine months ended December 31, 2017 and 2016, and, to the best of its knowledge, no material legal proceedings are currently pending or threatened.

Indemnification

The Company typically enters into indemnification agreements with customers in the ordinary course of business. Pursuant to these agreements, the Company indemnifies and agrees to reimburse the indemnified party for losses suffered or incurred as a result of claims of intellectual property infringement. These indemnification agreements are provisions of the applicable customer agreement. Based on when clients first sign an agreement for the Company’s service, the maximum potential amount of future payments the Company could be required to make under certain of these indemnification agreements is unlimited. Based on historical experience and information known as of December 31, 2017 and March 31, 2017, the Company has not incurred any costs for the above guarantees and indemnities.

In certain circumstances, the Company warrants that its services will perform in all material respects in accordance with its standard published specification documentation in effect at the time of delivery of the services to the customer for the term of the agreement. To date, the Company has not incurred significant expense under its warranties and, as a result, the Company believes the estimated fair value of these agreements is immaterial.